Exhibit 99.1

1 st Quarter 2017 Webinar Series

2 A Public Non - Traded Real Estate Investment Trust* First Quarter 2017 Investor Presentation Platform Advisor To Investment Programs

American Finance Trust, Inc. ▪ Strong Portfolio: 491 properties, comprised of 20.3 million rentable square feet, which were 97.3% leased (1) ▪ Leverage: 40.1% total debt to total assets (based on book value) with a weighted average effective interest rate of 4.39% (1) ▪ Flexible Cash Position: Cash balance of $44.6 million and unused borrowing capacity on the credit facility of $135.0 million provides operational flexibility (1) ▪ Selective Acquisitions/Dispositions: Management will continue to evaluate the market for opportunistic real estate investments and strategic asset sales ▪ Closing of Merger with American Realty Capital – Retail Centers of America, Inc. (“RCA”) : On February 16, 2017, the merger with RCA was completed and the Company acquired a portfolio of 35 anchored, stabilized core retail properties ▪ Net Asset Value: On March 17, 2017, the Company’s independent directors unanimously approved an estimated per - share net asset value (“Estimated Per - Share NAV”) equal to $23.37 as of December 31, 2016 ▪ Distribution Rate: AFIN continues to pay an annualized distribution per share of $1.65, or 7.06% based on the most recent Estimated Per - Share NAV ▪ 1st Quarter Activity: ▪ Closed on the sales or entered into purchase and sale agreements (PSA) for the following assets, allowing for future redeployment at attractive cap rates and other corporate purposes. ▪ 3 Merrill Lynch properties ▪ 3 C&S Wholesale Grocer properties (PSA) ▪ 3 SunTrust Bank properties (PSA) ▪ Acquired 6 Dollar General properties for a purchase price of $8.6 million (1) Data as of March 31, 2017 3 OVERVIEW

» Continue to acquire assets to grow the portfolio ▪ Management has proactively begun communicating to the market its intent to acquire both single and multi - tenant retail properties ▪ Management has found that current market conditions present AFIN with an opportunity to acquire assets that will provide shareholders with stability, growth and yield ▪ Ability to leverage AFIN’s power as an all cash buyer to provide sellers with an assured closing in an uncertain interest rate environment » Asset Management and Leasing Initiatives ▪ Continued lease - up at power and lifestyle centers ▪ Full review of the portfolio and scheduling meetings with top tenant relationships ▪ Proactively visit with large tenants with near to mid - term lease rollover to understand their needs and plan accordingly ▪ Identify any potential non - core assets that could be sold in order to recycle capital » Capex projects ▪ Evaluate properties for any potential capex projects to potentially drive higher rents at existing centers for future leasing activity AFIN’s 2017 initiatives are centered around active management of its diversified portfolio of retail - focused properties, dividend coverage, and optimization of the Company’s capitalization 4 American Finance Trust, Inc. 4 American Finance Trust, Inc. 4 KEY 2017 INITIATIVES

5 American Finance Trust, Inc. PORTFOLIO UPDATE

American Finance Trust, Inc. 6 The acquisition of RCA positions AFIN for continued growth as a high quality, retail - focused net - lease REIT The Streets of West Chester – West Chester, OH Shops at Shelby Crossing – Sebring, FL Township Marketplace – Monaca, PA  Merger closed on February 16, 2017  Each RCA common share converted into the right to receive 0.385 AFIN common shares and $0.95 in cash  AFIN acquired RCA’s portfolio of 35 high quality retail power and lifestyle centers  Combines two complementary real estate asset classes of retail - focused single - tenant triple - net and multi - tenant properties  Creates meaningful scale for a future liquidity event  Improves tenant diversification and strengthens AFIN’s presence in key markets  Merger increases AFIN's balance sheet flexibility for continued growth and acquisitions  Debt metrics align AFIN with public market peers for better positioning towards potential liquidity RCA MERGER SUMMARY

American Finance Trust, Inc. AFIN’s portfolio is concentrated in high - quality retail properties and has significantly reduced its exposure to its Top 10 tenants 1) Based on shares outstanding, gross mortgage notes payable, and credit facility outstanding net of cash and cash equivalents a s M arch 31, 2017. Also based on AFIN’s net asset value of $23.37 per share as determined by the Board of Directors as of December 31, 201 6. 2) Calculated on weighted average basis on SLR (annualized straight - line rental income) as of March 31, 2017 3) Based on SLR as of March 31, 2017 ($ and Sq. Ft. in millions) As of 3 /31/17 Metrics AFIN Portfolio Metrics Enterprise Value (1) $3.7 billion # of Properties 491 Square Feet 20.3 million SLR (straight - line rental income) $250 million SLR per Sq. Ft. $12.32 Additional Metrics Occupancy (%) 97.3% Weighted Average Remaining Lease Term (2) 7.5 Top 10 Tenant Concentration (3) (%) 48% American Finance Trust, Inc. 7 Property Type (3) Geographical Concentration (3) Single Tenant Retail , 30.2% Multi Tenant Retail , 38.9% Distribution , 16.7% Office , 14.2% NC , 9.0% FL , 8.5% NJ , 8.1% GA , 7.3% AL , 6.4% TX , 6.0% MA , 5.3% Remainin g 32 States , 49.4% AFIN PORTFOLIO OVERVIEW

American Finance Trust, Inc. 8 1) Percentages are based on annualized SLR as of 3/31/2017 Portfolio Lease Expiry (1) 11.6% 7.5% 6.7% 5.1% 69.1% 0% 10% 20% 30% 40% 50% 60% 70% Significant Tenants (1) These four tenants accounted for 30.9% of portfolio annualized SLR during Q1 2017 Remaining Tenants 1.7% 8.4% 6.2% 7.0% 6.5% 7.6% 5.6% 5.5% 6.8% 10.3% 34.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Remaining 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Less than 30% of portfolio rent is set to expire over the next 5 years AFIN PORTFOLIO OWNED, AS OF MARCH 31, 2017

9 ▪ Based on the current borrowing base, AFIN can borrow up to $325 million on the Credit Facility; AFIN has the ability to draw an additional $135 million from this facility, providing significant liquidity to the Company ▪ AFIN paid down $114 million of the Credit Facility in Q1 ‘17 in order to save on interest expense ▪ Manageable near - term debt maturities and ample near - term liquidity provide AFIN with a favorable and flexible capital structure ▪ 86% of AFIN’s debt is fixed - rate ▪ Weighted average interest rate across the portfolio is 4.39% Debt Capitalization ($mm) Multi - Tenant Mortgage Loan $648 Fixed Rate Mortgage Debt – Single - Tenant $388 Fixed Rate Mortgage Debt – Multi - Tenant $128 Total Secured Debt $1,164 Revolving Credit Facility $190 Total Unsecured Debt $190 Total Debt $1,354 Liquidity ($mm) Cash and Cash Equivalents $45 Revolver Capacity $135 Total Liquidity $180 American Finance Trust, Inc. 9 Debt to Total Assets ($mm) Total Debt $1,354 Total Assets $3,377 Debt / Total Assets 40% AFIN CAPITAL STRUCTURE AS OF MARCH 31, 2017

American Finance Trust, Inc. 10 Sources: JLL: Net Lease Investment Outlook Q1 2017 ▪ The Net Lease industry continues to gain favorability amongst investors, as sales volumes increased by 14 . 8 % year - over - year ▪ The office sector was the most busy during the first quarter of 2017 , with $ 7 . 2 billion in sales – a 27 . 8 % increase from the same quarter in 2016 – at an average cap rate of 6 . 2% ▪ The retail sector saw investment sales of $ 2 . 4 billion during the first quarter, a 7 . 3 % decline in volume compared to the same quarter in 2016 . However, retail sale leaseback transactions tripled during the first quarter of 2017 versus the same period in 2016 , signaling the changes in preferences for both investors and real estate owners in this market . ▪ Cross - border capital flows have increased 83 . 9 % over the past 12 months, driven in part by several large acquisitions made by investors from Singapore during the first quarter ▪ Real Estate developers and Institutional clients continue to drive net lease acquisitions, purchasing in 57 . 1 % of all net lease transactions . REITS have increased purchase activity 12 . 9 % after becoming net sellers during 2016 MARKET CONDITIONS SINGLE TENANT NET LEASE

DISCIPLINED UNDERWRITING ▪ Some retail property REITs have experienced headwinds as select tenants have announced significant closures and/or bankruptcy concerns, while many publicly traded REITs have material exposure to these tenants ▪ Analysts have recently downgraded REITs that have material exposure to select struggling retail tenants ▪ Since early 2016, the largest retail bankruptcies have included Sears, JCPenney, Macy’s, Abercrombie & Fitch, Crocs, Payless and American Apparel ▪ AFIN has limited exposure to these struggling retailers , largely due to (1) its disciplined approach to tenant underwriting to mitigate risk, and (2) active monitoring of tenant’s operating performance and credit profiles ▪ AFIN has already facilitated plans to re - lease the space of former tenants the Sports Authority and K - Mart Underperforming Retailers Notes % of AFIN Sq. Ft Sears On March 22, 2017, Sears Holdings (operates both Sears and Kmart stores) expressed doubt about its future as a retailer in a public press release 0.0% JCPenney Announced plans to close 140 locations 0.0% Macy’s 0.0% Abercrombie & Fitch 60 store closures 0.0% Crocs 160 store closures 0.0% American Apparel 110 store closures 0.0% Payless Filed for Chapter 11 bankruptcy, closing 400 stores 0.0% Kmart See above 0.5% Sports Authority Announced bankruptcy and the closure of 450 stores 0.7% HHGregg Announced the closure of its stores in 2017 0.4% AFIN Portfolio Exposure 1.7% 11 AFIN is well - positioned with limited exposure to underperforming retailers due to its quality underwriting standard American Finance Trust, Inc. 11

EXPERIENCED MANAGEMENT



Michael Weil
Chief Executive Officer, President and Chairman of the Board of Directors
- Founding partner of AR Global
- Supervised the origination of investment opportunities for all AR Global-sponsored investment programs
- Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT)
- Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA)



Nicholas Radesca
Chief Financial Officer, Treasurer and Secretary
- Formerly CFO & Corporate Secretary for Solar Capital Ltd. and Solar Senior Capital Ltd.
- Previously served as Chief Accounting Officer at iStar Financial, Inc.



Jason Slear
Senior Vice President of Real Estate Acquisitions and Dispositions
- Responsible for sourcing, negotiating, and closing AR Global's real estate acquisitions and dispositions
- Formerly east coast territory director for AFRT where he was responsible for the disposition and leasing activity for a portion of AFRT's 37.3 million square foot portfolio



Kase Abusharkh
Managing Director– Multi -Tenant Portfolio
- 15 years of experience in commercial real estate finance, acquisition, disposition and development
- Facilitated over $2 billion in commercial real estate transactions



Michael Ead
Managing Director and Counsel
- Joined AR Global as Assistant General Counsel in June 2013
- Formerly worked at Proskauer Rose LLP for 9 years, practicing commercial real estate law, and representing clients in the acquisition, disposition, financing and leasing of properties throughout the United States and Puerto Rico



Zach Pomerantz
Senior Vice President of Asset Management
- Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties
- Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties

American Finance Trust, Inc. 12

American Finance Trust, Inc. 13 Lincoln Property Company ▪ Founded in 1965 ▪ Among Largest Private Diversified Real Estate Firms in U.S. ▪ Full Service – development, sales, advisory and property management ▪ $63 Billion Real Estate Assets Under Management ▪ Properties located in more than 200 U.S. cities and 10 countries throughout Europe ▪ 6,000 Employees ▪ 40 Administrative Offices in U.S./Europe ▪ 300 Management Offices in 32 States ▪ The services of Lincoln Retail REIT Services, LLC (“LRRS”) were utilized to oversee the day - to - day property management and leasing activities of RCA’s multi - tenant retail properties, as well as assisting RCA’s advisor with acquisitions, asset management and dispositions ▪ LRRS has agreed to continue to provide, subject to the AFIN advisor’s or its affiliates’ oversight, asset management, property management and leasing services related to those multi - tenant properties formerly owned by RCA and now owned by AFIN Lincoln Property Company ("Lincoln") to provide services for AFIN’s existing multi - tenant properties American Finance Trust, Inc. 13 PROPERTY MANAGEMENT UPDATE

Since inception, AFIN has paid out $ 6.19 per share of regular, monthly distributions in cash and DRIP. CONSISTENT DISTRIBUTIONS (1) Totals as of each period presented represent cumulative distributions per share assuming shares had been held since May 1 3, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.65 per annum, per share of common stock. A port ion of the distributions paid in cash has exceeded cumulative cash flow from operations and has been paid out of cash on hand and proceeds from the IPO. $6.19 per share (Cumulative) (1) $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 $3.75 $4.00 $4.25 $4.50 $4.75 $5.00 $5.25 $5.50 $5.75 $6.00 $6.25 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 American Finance Trust, Inc. 14

15 Certain statements made in this letter are “forward - looking statements” (as defined in Section 21E of the Exchange Act), which reflect the expectations of the Company regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: whether benefits from the merger with RCA are achieved; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the company; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in the Company’s filings with the SEC, including the Annual Report on Form 10 - K for the year ended December 31, 2016 filed on March 13, 2017, the Quarterly Report on Form 10 - Q filed on May 12, 2017, and in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise. American Finance Trust, Inc. 15 FORWARD - LOOKING STATEMENTS

16 RISK FACTORS Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2016 and our Quarterly Reports on Form 10 - Q filed from time to time . The following are some of the risks and uncertainties relating to us and the proposed transaction, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements : ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in American Finance Advisors, LLC (our “Advisor”) or other entities under common control with AR Global . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor’s compensation arrangements with us and other investment programs advised by affiliates of our Sponsor and conflicts in allocating time among these entities and us, which could negatively impact our operating results . ▪ Although we have announced our intention to list our shares of common stock on an exchange, at a time yet to be determined, there can be no assurance that our shares of common stock will be listed or of the price at which our shares may trade . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . ▪ Lincoln Retail REIT Services, LLC, a Delaware Limited Liability Company, and its affiliates, which provides services to our Advisor in connection with our stabilized core retail portfolio, faces conflicts of interest in allocating its employees’ time between providing real estate - related services to our Advisor and other programs and activities in which they are presently involved or may be involved in the future . ▪ We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . ▪ Our tenants may not achieve our rental rate incentives and our expenses could be greater, which may impact our results of operations . ▪ The business of owning and operating retail properties, including power centers and lifestyle centers, which RCA was engaged in, has different risks than our business prior to the Merger, which primarily consisted of owning net leased real estate, including shorter lease terms, greater exposure to downturns in the retail market, dependence on the success and economic viability of anchor tenants and competition from other retail properties in areas where our operating real estate properties are located and from alternative retail channels such as internet shopping . 16 American Finance Trust, Inc. 16

17 RISK FACTORS ▪ We have not generated, and in the future may not generate, operating cash flows sufficient to cover 100 % of our distributions, and, as such, we may be forced to source distributions from borrowings, which may be at unfavorable rates, or depend on our Advisor to waive reimbursement of certain expenses or fees . There is no assurance that our Advisor will waive reimbursement of expenses or fees . ▪ We may be unable to pay or maintain cash distributions at the current rate or increase distributions over time . ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . ▪ We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit markets of the United States of America . ▪ We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and our cash available for distributions . ▪ We may be deemed by regulators to be an investment company under the Investment Company Act of 1940 , as amended (the “Investment Company Act”), and thus subject to regulation under the Investment Company Act . American Finance Trust, Inc. 17

AmericanFinanceTrust.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com